UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 12, 2024

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 12, 2024, the Company entered into an employment agreement with Robert N. Martin, the Company's Chief Financial Officer, which provides for: (i) continued employment (in his current role) through December 31, 2025 (the “Initial Term”), which will automatically renew for additional one-year terms (the “Additional Term”), unless SH Residential Holdings, LLC provides at least 60 days’ prior written notice of its intention not to renew the applicable term; (ii) base salary of not less than $850,000; (iii) target annual bonus opportunities (each, an annual “Target Award”), with a minimum annual award equal to 50% of the Target Award and a maximum annual award equal to 200% of the Target Award for calendar years 2024 and 2025 based on level of attainment of the applicable performance goals; (iv) if Mr. Martin experiences a termination by the Company (x) without cause (including a termination due to death, presumed death or the executive becoming totally disabled, but not including any resignation or retirement) prior to the end of the Initial Term, payment of any accrued but unpaid benefits and cash severance in an amount equal to the aggregate base salary and Target Award that could have been earned had the executive remained employed through the remainder of the Initial Term and (y) without cause prior to the end of the Additional Term, cash severance in an amount equal to the aggregate base salary and Target Award that could have been earned had the executive remained employed through the remainder of the Additional Term; and (v) lump-sum payment for an amount equal to twelve months of group health insurance coverage (medical, dental and vision coverage for Mr. Martin, spouse and dependents).

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)    The information in Item 1.01 is incorporated by reference.

EXPLANATORY NOTE

The Company is filing this Current Report on Form 8-K on a voluntary basis to disclose the events reported herein. The Company no longer has an obligation to file reports with the SEC as it no longer has any class of securities registered under Sections 12(b), 12(g) or 15(d) of the Exchange Act. The Company, in its sole discretion, may stop making filings with the SEC at any time and no assumptions should be made as to continued reporting with the SEC.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data file (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
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M.D.C. HOLDINGS, INC.

Dated:	July 17, 2024	By:	/s/ Theodore Sangalis
Theodore Sangalis
Vice President, Secretary and Corporate Counsel

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